Additional analysis of loans portfolio	6 Months Ended
Jun. 30, 2020
Additional analysis of loans portfolio
Additional analysis of loans portfolio

C1.2  Additional analysis of US mortgage loans

In the US, mortgage loans of $8,119 million at 30 June 2020 31 December 2019: $9,904 million) are all commercial mortgage loans that are secured by the following property types: industrial, multi-family residential, suburban office, retail or hotel. The average loan size is $18.6 million (31 December 2019: $19.3 million). The portfolio has a current estimated average loan to value of 55 per cent (31 December 2019: 54 per cent).

At 30 June 2020, Jackson had mortgage loans with a carrying value of $947 million where the contractual terms of the agreements had been restructured to grant forbearance for a period of no longer than six months (30 June and 31 December 2019: nil). Under IAS 39, restructured loans are reviewed for impairment with an impairment recorded if the expected cash flows under the newly restructured terms discounted at the original yield (the pre-structured interest rate) are below the carrying value of the loan. No impairment is recorded for these loans in half year 2020 as the expected cash flows and interest rate did not materially change under the restructured terms.